UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2015 (October 26, 2015)

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

10877 Wilshire Boulevard, 10th Floor

Los Angeles, California 90024

(Address of principal executive office) (Zip Code)

(310) 571-9800

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2015, Rentech Nitrogen, LLC (“Rentech Nitrogen”), a subsidiary of Rentech Nitrogen Partners, L.P., entered into an amendment to that certain Agreement, dated November 1, 2010, by and between Rentech Nitrogen and Northern Illinois Gas Company d/b/a Nicor Gas Company (the “Third Amendment”).  The Third Amendment amends the underlying agreement by extending the term of the agreement from October 31, 2015 to October 31, 2016.

This Current Report on Form 8-K contains only a summary of certain provisions of the Third Amendment. The summary does not purport to be a complete summary of the Third Amendment and is qualified in its entirety by reference to the Third Amendment, which is filed hereto as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Third Amendment to Agreement, dated effective as of November 1, 2015, by and between Rentech Nitrogen, LLC and Northern Illinois Gas Company d/b/a Nicor Gas Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P., a Delaware limited Partnership

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: October 28, 2015	By:	/s/ Colin Morris
Colin Morris
Senior Vice President and General Counsel

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